UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2007

AMERICAN COMMUNITY NEWSPAPERS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32549	20-2521288

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14875 Landmark Blvd., Suite 110, Addison,	Texas 75254

(Address of Principal Executive Offices)	(Zip Code)

(972) 628-4080

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 8.01.	Other Events.

The transcript attached hereto as Exhibit 99.1, and incorporated herein by reference, is from a presentation by Gene Carr, chief executive officer of American Community Newspapers Inc., at the ThinkEquity Partners Fifth Annual Growth Conference, held on September 17, 2007 in San Francisco, California.

The information furnished under this Item, including the exhibit related thereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of the Company, except as shall be expressly set forth by specific reference in such document.

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description

99.1	Transcript of presentation at the ThinkEquity Partners Fifth Annual Growth Conference held on September 17, 2007 in San Francisco, California.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 20, 2007

AMERICAN COMMUNITY NEWSPAPERS INC.

By:	/s/ Gene Carr

Gene Carr
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Transcript of presentation at the ThinkEquity Partners Fifth Annual Growth Conference held on September 17, 2007 in San Francisco, California.